Exhibit 10(a)76






                            SUPPLEMENTAL BENEFIT PLAN
                                       FOR
                         SOUTHERN COMPANY SERVICES, INC.
                                       AND
                      SOUTHERN ELECTRIC INTERNATIONAL, INC.







                                                             January 1, 1996



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                            SUPPLEMENTAL BENEFIT PLAN
                                       FOR
                         SOUTHERN COMPANY SERVICES, INC.
                                       AND
                      SOUTHERN ELECTRIC INTERNATIONAL, INC.

                                                                          Page


ARTICLE I - PURPOSE AND ADOPTION OF PLAN....................................1
         1.1 Adoption.......................................................1
         1.2 Purpose........................................................1


ARTICLE II DEFINITIONS......................................................2
         2.1  Account.......................................................2
         2.2  Affiliated Employer...........................................2
         2.3  Beneficiary...................................................2
         2.4  Board of Directors............................................2
         2.5  Code..........................................................2
         2.6  Common Stock..................................................2
         2.7  Company.......................................................2
         2.8  Deferred Compensation Plan....................................3
         2.9  Effective Date................................................3
         2.10 Employee......................................................3
         2.11 Employing Company.............................................3
         2.12 ESOP..........................................................3
         2.13 Non-Pension Benefit...........................................3
         2.14 Participant...................................................3
         2.15 Pension Benefit...............................................4
         2.16 Pension Plan..................................................4
         2.17 Plan..........................................................4
         2.18 Plan Year.....................................................4
         2.19 Savings Plan..................................................4


ARTICLE III ADMINISTRATION OF PLAN..........................................5
         3.1 Administrator..................................................5
         3.2 Powers.........................................................5
         3.3 Duties of the Board of Directors...............................5
         3.4 Indemnification................................................6


ARTICLE IV ELIGIBILITY......................................................8
         4.1 Eligibility Requirements.......................................8
         4.2 Determination of Eligibility...................................8


ARTICLE V BENEFITS..........................................................9
         5.1 Pension Benefit................................................9
         5.2 Non-Pension Benefit...........................................10
         5.3 Distribution of Benefits......................................12
         5.4 Funding of Benefits...........................................14
         5.5 Withholding...................................................15




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ARTICLE VI MISCELLANEOUS...................................................16
         6.1 Assignment....................................................16
         6.2 Amendment and Termination.....................................16
         6.3 No Guarantee of Employment....................................16
         6.4 Construction..................................................16



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                            SUPPLEMENTAL BENEFIT PLAN
                                       FOR
                         SOUTHERN COMPANY SERVICES, INC.
                                       AND
                      SOUTHERN ELECTRIC INTERNATIONAL, INC.

1
                    ARTICLE I - PURPOSE AND ADOPTION OF PLAN

     1.1......Adoption:  Southern Company Services,  Inc. hereby establishes and
Southern Electric International, Inc. hereby adopts the Supplemental Benefit Plan for Southern Company Services, Inc. and Southern Electric International, Inc. The Plan shall be an unfunded deferred compensation arrangement whose benefits shall be paid solely from the general assets of the Employing Companies.

         1.2......Purpose: The Plan is designed to provide certain retirement and other deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable or cannot otherwise be provided by the Employing Companies (1) under the Pension Plan for Employees of Southern Company Services, Inc., The Southern Company Employee Savings Plan, and The Southern Company Employee Stock Ownership Plan, as a result of the limitations set forth under Sections 401(a)(17), 401(k), 401(m), 402(g), or 415 of the Internal Revenue Code of 1986, as amended from time to time and (2) to compensate for lost benefits resulting from participation in The Southern Company Deferred Compensation Plan, as amended from time to time.


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                             ARTICLE II DEFINITIONS

     2.1......"Account"  shall mean the  account  or  accounts  established  and maintained by an Employing Company to reflect the interest of a Participant in the Plan resulting from a Participant's Non- Pension Benefit calculated in accordance with Section 5.2.

     2.2......"Affiliated Employer" shall mean any corporation which is a member of the controlled group of corporations of which The Southern Company is the common parent corporation.

     2.3......"Beneficiary"   shall  mean  any   person,   estate,   trust,   or
organization entitled to receive any payment under the Plan upon the death of a Participant.

     2.4......"Board  of  Directors"  shall mean the Board of  Directors  of the
Company.

     2.5......"Code"  shall mean the Internal  Revenue Code of 1986,  as amended from time to time.

     2.6......"Common Stock" shall mean common stock of The Southern Company.

     2.7......"Company" shall mean Southern Company Services, Inc.

     2.8......"Deferred  Compensation  Plan"  shall  mean The  Southern  Company
Deferred Compensation Plan, as amended from time to time, following its adoption by the Boards of Directors of Employing Companies.

     2.9......"Effective Date" shall mean January 1, 1983. The Effective Date of this amendment and restatement shall mean January 1, 1996.

     2.10....."Employee"  shall mean any person who is currently  employed by an
Employing Company.

     2.11....."Employing  Company"  shall mean the  Company,  Southern  Electric
International, Inc., and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

     2.12....."ESOP"  shall mean The Southern  Company  Employee Stock Ownership
Plan, as amended from time to time.

     2.13....."Non-Pension  Benefit" shall mean the benefit described in Section
5.2.

     2.14....."Participant"  shall mean an  Employee  or former  Employee  of an
Employing Company who is eligible pursuant to Sections 4.1 and 4.2.

     2.15....."Pension Benefit" shall mean the benefit described in Section 5.1.

     2.16....."Pension  Plan"  shall  mean  the  defined  benefit  pension  plan maintained by an Employing Company or Affiliated Employer, as amended from time to time.

     2.17....."Plan"  shall  mean the  Supplemental  Benefit  Plan for  Southern
Company Services, Inc. and Southern Electric International, Inc., as amended from time to time.

     2.18....."Plan Year" shall mean the calendar year.

     2.19....."Savings  Plan" shall mean The Southern  Company  Employee Savings
Plan, as amended from time to time.

     Where the context requires, the definitions of all terms set forth in the Pension Plan, the ESOP, the Savings Plan and the Deferred Compensation Plan shall apply with equal force and effect for purposes of interpretation and administration of the Plan, unless said terms are otherwise specifically defined in the Plan. The masculine pronoun shall be construed to include the feminine pronoun and the singular shall include the plural, where the context so requires.


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                       ARTICLE III ADMINISTRATION OF PLAN

     3.1......Administrator.  The  general  administration  of the Plan shall be placed in the Board of Directors.

         3.2......Powers. The Board of Directors shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more particularly set forth herein. It shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by it shall be conclusive and binding on all persons. It may adopt such regulations as it deems desirable for the conduct of its affairs. It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.
         3.3......Duties of the Board of Directors.

          .........(a)  The  Board of  Directors  is  responsible  for the daily administration of the Plan. It may appoint other persons or entities to perform any of its fiduciary functions. The Board of Directors and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Board of Directors shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

          .........(b)  The  Board of  Directors  shall  maintain  accurate  and detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Board of Directors.

          .........(c)  The Board of Directors shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining of adequate Participants' records; recording and transmission of all notices required to be given to Participants and their Beneficiaries; the receipt and dissemination, if required, of all reports and information received from an Affiliated Employer; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Board of Directors shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

         3.4......Indemnification. The Employing Companies shall indemnify the
Board of Directors against any and all claims, losses, damages, expenses and liability arising from an action or failure to act, except when the same is finally judicially determined to be due to gross negligence or willful misconduct. The Employing Companies may purchase at their own expense sufficient liability insurance for the Board of Directors to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties as Board of Directors. No member of the Board of Directors who is also an Employee of the Employing Companies shall receive any compensation from the Plan for his services in administering the Plan.


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                             ARTICLE IV ELIGIBILITY

         4.1......Eligibility Requirements. All Employees (a) who are determined eligible to participate in accordance with Section 4.2; (b) whose benefits under the Pension Plan of their Employing Company are limited by the limitations set forth in Sections 401(a)(17) or 415 of the Code, (c) for whom contributions by their Employing Company to the Savings Plan are limited by the limitations set forth in Sections 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code, (d) for whom contributions by their Employing Company to the ESOP are limited by the limitations set forth in Sections 401(a)(17) or 415 of the Code or (e) who after December 31, 1995, make deferrals under the Deferred Compensation Plan, shall be eligible to receive benefits under the Plan.
         4.2......Determination of Eligibility. The Board of Directors shall determine which Employees are eligible to participate. Upon becoming a Participant, an Employee shall be deemed to have assented to the Plan and to any amendments hereafter adopted. The Board of Directors shall be authorized to rescind the eligibility of any Participant if necessary to insure that the Plan is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees under the Employee Retirement Income Security Act of 1974, as amended.


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                               ARTICLE V BENEFITS
5
         5.1......Pension Benefit.
         .........(a) If a Participant has Accredited Service with respect to the Pension Plan of his Employing Company, but not with respect to the Pension Plan of any other Employing Company or Affiliated Employer, he shall be entitled to a Pension Benefit equal to that portion of his Retirement Income under the Pension Plan of his Employing Company which is not payable under such Pension Plan as a result of the limitations imposed by Sections 401(a)(17), 415(b), or 415(e) of the Code.
         .........(b) If a Participant has Accredited Service with respect to the Pension Plan of his Employing Company and with respect to the Pension Plan of any other Employing Company or one or more Affiliated Employers, his Pension Benefit payable by his Employing Company, his former Employing Company, and/or Affiliated Employer(s) shall be equal to that portion of his combined Retirement Income under each Pension Plan which is not payable under any of such Pension Plans as a result of the limitations described by Sections 401(a)(17), 415(b), or 415(e) of the Code, multiplied by a fraction, the sum of the individual fractions not to exceed one (1), the numerator of which is his years of Accredited Service under the Pension Plan of each Employing Company or Affiliated Employer and the denominator which is his total years of Accredited Service under the Pension Plans of all of his Employing Companies and Affiliated Employers.
         .........(c) For purposes of this Section 5.1, the Pension Benefit of a
Participant shall be calculated based on the Participant's Earnings that are considered under the Pension Plan of his Employing Company in calculating his Retirement Income, without regard to the limitation of Section 401(a)(17) of the Code, including any portion of his compensation he may have elected to defer under the Deferred Compensation Plan but excluding Incentive Pay he deferred under such Deferred Compensation Plan.
         .........(d) To the extent that a Participant's Retirement Income under a Pension Plan is recalculated as a result of an amendment to such Pension Plan in order to increase the amount of his Retirement Income, the Participant's Pension Benefit shall also be recalculated in order to properly reflect such increase in determining payments of the Participant's Pension Benefit made on or after the effective date of such increase.
         5.2......Non-Pension Benefit.

     .........(a) A Participant shall be entitled to a Non-Pension Benefit which is determined under this Section 5.2. An Account shall be established for the Participant by his Employing Company, as of his initial Plan Year of participation in the Plan, and by each other Employing Company by which the Participant is subsequently employed. Each Plan Year such Account shall be credited with an amount equal to the amount that his Employing Company is prohibited from contributing (1) to the Savings Plan on behalf of the Participant as a result of the limitations imposed by Sections 401(a)(17), 401(k), 401(m), 402(g), 415(c), or 415(e) of the Code and (2) to the ESOP on
behalf of the Participant as a result of the limitations imposed by Sections 401(a)(17), 415(c), or 415(e) of the Code.

     .........(b) For purposes of this Section 5.2, the Non-Pension Benefit of a
Participant shall be calculated based on the Participant's compensation that would have been considered in calculating allocations to his accounts under the Savings Plan and ESOP, without regard to the limitations of Section 401(a)(17) or Section 402(g) of the Code, including any portion of his compensation he may have elected to defer under the Deferred Compensation Plan but excluding Incentive Pay he deferred under the Deferred Compensation Plan.

     .........(c)  All amounts so  credited  to the  Account of the  Participant shall be deemed to be invested in the Common Stock at the same time that such amounts would have been so invested if they had been contributed by his Employing Company to the Savings Plan or the ESOP, as the case may be. In addition, such Account shall be credited with respect to shares of Common Stock allocated to the Participant's Account as follows: (1) In the case of cash dividends, such additional shares as could be purchased with the dividends which would have been payable if the credited shares had been outstanding; (2) In the case of dividends payable in property other than cash or Common Stock, such additional shares as could be purchased with the fair market value of the property which would have been payable if the credited shares had been outstanding; or (3) In the case of dividends payable in Common Stock, such additional shares as would have been payable on the credited shares if they had been outstanding.

     (d) As soon as practicable following the first day of his eligibility to have benefits credited to his Account, a Participant shall designate in writing on a form to be prescribed by the Company the method of payment of his Account, which shall be the payment of a single lump sum or a series of annual installments not to exceed twenty (20). The method of distribution initially designated by a Participant shall not be revoked and shall govern the distribution of each Account established for the benefit of the Participant by his Employing Companies. Notwithstanding, in the sole discretion of the Board of Directors upon application by the Participant, the method of distribution designated by such Participant may be modified not prior to 395 days nor later than 365 days prior to a Participant's date of separation from service in order to change the form of distribution of his Account in accordance with the terms of the Plan. Each Participant, his Beneficiary, and legal representative shall be bound as to any action taken pursuant to the method of distribution elected by a Participant and the terms of the Plan.

         5.3      Distribution of Benefits.
                  (a) The Pension Benefit, as determined in accordance with
Section 5.1, shall be payable in monthly increments on the first day of the month concurrently with and in the same manner as the Participant's Retirement Income under the Pension Plan. The Beneficiary of a Participant's Pension Benefit shall be the same as the beneficiary of the Participant's Retirement Income under the Pension Plan.
                  (b) When a Participant terminates his employment with an Employing Company, said Participant shall be entitled to receive the market value of any shares of Common Stock (and fractions thereof) reflected in any Account maintained by an Employing Company for his benefit under the Plan in a single lump sum distribution or annual installments not to exceed twenty (20). Such distribution shall be made not later than sixty (60) days following the close of the calendar quarter in which his termination of employment occurs, or as soon as reasonably practicable thereafter. The transfer by a Participant between companies within The Southern Company shall not be deemed to be a termination of employment with an Employing Company. No portion of a Participant's Account shall be distributed in Common Stock.
                  (c) In the event a Participant elects to receive the distribution of his Account in annual installments, the first payment shall be made not later than sixty (60) days following the close of the calendar quarter in which his termination of employment occurs, or as soon as reasonably practicable thereafter, and shall be an amount equal to the balance in the Participant's Account divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance in the Participant's Account divided by the number of the remaining annual payments and shall be due on the anniversary of the preceding payment date. No portion of a Participant's Account shall be distributed in Common Stock.
                  (d) Upon the death of a Participant, or a former Participant prior to the payment of all amounts credited to said Participant's Account, the unpaid balance shall be paid in the sole discretion of the Board of Directors
(1) in a lump sum to the designated Beneficiary of a Participant or former Participant within sixty (60) days following the close of the calendar quarter in which the Board of Directors is provided evidence of the Participant's death (or as soon as reasonably practicable thereafter) or (2) in accordance with the distribution method chosen by such Participant or former Participant. The Beneficiary designation may be changed by the Participant or former Participant at any time without the consent of the prior Beneficiary. In the event a Beneficiary designation is not on file or the designated Beneficiary is deceased or cannot be located, payment will be made to the estate of the Participant or former Participant. No portion of a Participant's Account shall be distributed in Common Stock.
                  (e) Upon the total disability of a Participant or former Participant, as determined by the Social Security Administration, the unpaid balance of his Account shall be paid in the sole discretion of the Board of Directors (1) in a lump sum to the Participant or former Participant, or his legal representative within sixty (60) days following the notification of the Board of Directors of the determination of disability by the Social Security Administration (or as soon as reasonably practicable thereafter) or (2) in accordance with the distribution method elected by such Participant or former Participant. No portion of a Participant's Account shall be distributed in Common Stock.
                  (f) The Board of Directors in its sole discretion upon application made by the Participant, a designated Beneficiary, or their legal representative, may determine to accelerate payments or, in the event of death or total disability (as determined by Social Security Administration), to extend or otherwise make payments in a manner different from the manner in which such payment would be made under the method of distribution elected by the Participant in the absence of such determination.
         5.4 Funding of Benefits. Any Employing Company maintaining an Account for the benefit of a Participant shall not reserve or otherwise set aside funds for the payment of its obligations under the Plan, and such obligations shall be paid solely from the general assets of the Employing Companies. Notwithstanding that a Participant shall be entitled to receive the balance of his Account under the Plan, the assets from which such amount shall be paid at all times remain subject to the claims of the creditors of the Participant's Employing Companies.
         5.5 Withholding. There shall be deducted from the payment of any Pension Benefit or Non-Pension Benefit due under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by an Employing Company to such governmental authority for the account of the Participant or Beneficiary entitled to such payment.

                            ARTICLE VI MISCELLANEOUS
6
         6.1 Assignment. Neither the Participant, his Beneficiary, nor his legal representative shall have any rights to sell, assign, transfer or otherwise convey the right to receive the payment of any Pension Benefit or Non-Pension Benefit due hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payment under the Plan shall be null and void and of no effect.
         6.2 Amendment and Termination. The Plan may be amended or terminated at any time by the Board of Directors, provided that no amendment or termination shall cause a forfeiture or reduction in any benefits accrued as of the date of such amendment or termination.
         6.3 No Guarantee of Employment. Participation hereunder shall not be construed as creating any contract of employment between any Employing Company and a Participant, nor shall it limit the right of an Employing Company to suspend, terminate, alter, or modify, whether or not for cause, the employment relationship between such Employing Company and a Participant.
         6.4 Construction. This Plan shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent such laws are not otherwise superseded by the laws of the United States.

         IN WITNESS WHEREOF, the Plan has been executed by duly authorized officers of Southern Company Services, Inc., pursuant to resolutions of the Board of Directors of the Company, this day of , 1996.


                                    SOUTHERN COMPANY SERVICES, INC.


                                    By: ______________________________________
[CORPORATE SEAL]                         C. Alan Martin
                                         Vice President, Human Resources

ATTEST:


By:  ___________________________________
    Tommy Chisholm
    Secretary